UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2022

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 24, 2022, at the 2022 Annual Meeting of Stockholders (the “Meeting”) of Cellectar Biosciences, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to our 2021 Stock Incentive Plan (the “Plan”) in order to increase the number of shares reserved for issuance under the Plan by 5,000,000 shares.

A summary of the Plan, as amended, is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022. A copy of the Plan Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company convened the Meeting at 10.00 a.m., local time, on June 24, 2022. The Meeting was held at the Executive Center on the first floor at 100 Campus Drive, Florham Park, New Jersey 07932, pursuant to notice duly given.

At the close of business on April 26, 2022, the record date for the determination of stockholders entitled to vote at the Meeting, there were 61,101,251 shares of the Company’s Common Stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

At the Meeting, the holders of 36,584,778 shares of the Company’s Common Stock were represented in person or by proxy, constituting a quorum.

Five proposals were presented for stockholder approval at the Meeting:

Proposal No.1 – Election of Directors

Class II directors, James V. Caruso and Frederick W. Driscoll, were nominated and elected to serve three-year terms. The vote was as follows:

Nominee	For	Withheld	Broker Non-Votes
James V. Caruso	20,827,450	4,359,866	11,397,462
Frederick W. Driscoll	22,226,728	2,960,588	11,397,462

Proposal No. 2 – Approval of an Increase in the 2021 Stock Incentive Plan Shares of 5,000,000

We requested approval of an increase in the number of shares of common stock available for issuance under the 2021 Stock Incentive Plan by 5,000,000 shares. The stockholders approved the increase. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
20,572,765	4,538,820	75,731	11,397,462

Proposal No. 3 – Approval of Reverse Stock Split

We requested approval of an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio between 1:5 and 1:10, if and when determined by our Board of Directors. The stockholders approved the amendment. The vote was as follows:

For	Against	Abstain
32,718,692	3,651,593	214,489

Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

We requested ratification of the appointment by the Audit Committee of our Board of Directors of Baker Tilly US, LLP to be our independent registered public accounting firm for fiscal year 2022. The stockholders ratified the appointment. The vote was as follows:

For	Against	Abstain
34,879,744	1,299,517	405,517

Proposal No. 5 – Approval of Executive Compensation

We requested approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The stockholders approved the compensation of the named executive officers. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
13,454,611	2,064,198	281,386	20,783,754

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
10.1	Amendment 1 to the 2021 Stock Incentive Plan
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: June 27, 2022	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer